Exhibit 99.1
                                                        EXECUTION




                MERRY-GO-ROUND ENTERPRISES, INC.
                  MGR DISTRIBUTION CORPORATION
                      WORTHS STORES CORP.

                        FIRST AMENDMENT
                               TO
             DEBTOR-IN-POSSESSION CREDIT AGREEMENT



      THIS FIRST AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREE MENT (this ``Amendment'') is dated as of November 10, 1995, and entered into by and among MERRY-GO-ROUND ENTERPRISES, INC., a Maryland corporation, as debtor and debtor-in-possession (``MGRE''), MGR DISTRIBUTION CORPORATION, a Maryland corporation, as debtor and debtor-in-possession (``MGRD''), WORTHS STORES CORP., a Delaware corporation, as debtor and debtor-in-possession (``Worths'' and, together with MGRE and MDRD, each individually referred to herein as a ``Borrower'' and collectively as
``Borrowers''), the financial institutions listed on the signature pages hereof (``Lenders''), GENERAL ELECTRIC CAPITAL CORPORATION (``GE Capital''), as Co-Agent for Lenders (``GE Co-Agent'') and Citicorp U.S.A. (``CUSA''), as Co-Agent for Lenders (in such capacity ``CUSA Co-Agent''; and together with GE Co-Agent, the ``Co-Agents''), and is made with reference to that certain Debtor-In-Possession Credit Agreement, dated as of July 18, 1995 (the ``Credit Agreement''), by and among the Borrowers, Lenders and Co-Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                            RECITALS

      WHEREAS, Borrowers have requested Lenders to increase the ``Advance Percentage'' under the Credit Agreement for a limited period of time and Lenders have agreed to such amendment; and

      WHEREAS, Borrowers have requested the addition of a term loan facility to be provided by Belmont Capital Partners II, L.P.
(``Belmont'') under the Credit Agreement and Lenders have agreed to such Amendment;

      NOW,  THEREFORE, in consideration of the premises  and  the
agreements,  provisions  and  covenants  herein  contained,   the
parties hereto agree as follows:
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1.  COMPLIANCE

      Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby waive (i) compliance with the provisions of subsection 7.6B to the extent, and only to the extent, that Consolidated Adjusted EBITDA for the fiscal quarter ending October 28, 1995 is a minimum of $3,000,000 rather than the minimum of $6,500,000 required by subsection 7.6B and
(ii) any Potential Event of Default resulting from Borrowers noncompliance with subsection 7.6C prior to but not including February 3, 1996.



2.  LIMITATION OF SECTION 1

      Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth in
Section 1 hereof shall be limited precisely as written and relates solely to the noncompliance by Borrowers with the provisions of subsection 7.6 of the Credit Agreement in the manner and to the extent described above, and nothing herein shall be deemed to:

          (a) Constitute a waiver of compliance by Borrowers with respect to (i) subsection 7.6 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

          (b) Prejudice any right or remedy that Co-Agents or that any Lender may now have (except to the extent such right or remedy was or is based upon existing defaults that will not exist after giving effect to the waiver provided in Section 1 hereof) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to herein.

      Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan
Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

3.  AMENDMENTS TO THE CREDIT AGREEMENT


     3.1  Amendments to Subsection 1.1: Definitions.

     (a) Subsection 1.1 of the Credit Agreement is hereby amended by amending the definitions of ``Advance Percentage'', ``Agreement'', ``Commitment'', ``Loans'', ``Loan Documents'' and
``Pro Rata Share'' to read in their entirety as follows:

           ``Advance Percentage'' means 55% for the fiscal month of November 1995 and 50% at all other times during the term of this Agreement; provided that (i) the Advance Percentage shall be 60% for the period commencing on the First Amendment Effective Date through December 22, 1995, (ii) if Borrower shall fail to deliver to Co-Agents by November 20, 1995, a plan, in form and substance satisfactory to Co-Agents, providing for the closing of not less than 350 stores to be completed by no later than January 31, 1996, the 60% Advance Percentage set forth in clause (i) of this definition shall revert to 55% through the end of the fiscal month of November 1995 and to 50% thereafter and
     (iii)   in  the  event  the  increase  in  the  Advance
     Percentage pursuant to clause (i) of this definition results in an increase in the Borrowing Base in excess of $7,500,000, then notwithstanding the provisions of clause (i) of this definition, the Borrowing Base shall only be increased by $7,500,000.

            ``Agreement''   mean  this  Debtor-in-Possession
     Credit Agreement dated as of July 18, 1995, as it may be amended, supplemented or otherwise modified from time to time.

          ``Commitment'' means the commitment of a Lender to make Loans to Borrowers pursuant to subsection 2.1A only (and does not include the Term Loan Commitment), and ``Commitments'' means such commitments of all Lenders in the aggregate.

           ``Loans'' means the loans made by Lenders to Borrowers pursuant to subsection 2.1A only (and does not include the Term Loans).

           ``Loan Documents'' means (i) this Agreement, (ii) the Notes and the Term Note, (iii) the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by any Borrower in favor of Issuing Lender relating to the Letters of Credit), (iv) the Guaranty, (v) the Collateral Documents, (vi) any Interest Rate Agreement and (vii) any other agreements entered into between Credit Parties and Co-Agents relating to or in connection with the Cash Management System.

                ``Pro Rata Share'' means (i) with respect to
     all payments, computations and other matters relating to the Commitments or the Loans of any Lender or any Letters of Credit issued, the percentage obtained by dividing (a) the Credit Exposure of that Lender by (b) the aggregate Credit Exposure of all Lenders, and (ii) for all other purposes with respect to each Lender, the percentage obtained by dividing (a) the sum of the Credit Exposure or, at any time all or any portion of the Term Loans remain outstanding and the Commitments have not been terminated, the Adjusted Credit Exposure of that Lender plus the outstanding Term Loans made by that Lender by (b) the sum of the aggregate Credit Exposure or Adjusted Credit Exposure, as applicable, of all Lenders plus the aggregate outstanding Term Loans, in each such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The Pro Rata Share of each Lender as of the First Amendment Effective Date for purposes of each of clauses (i) and (ii) of the preceding sentence is set forth opposite the name of that Lender in
     Schedule 2.1 annexed hereto.

     (b) Subsection 1.1 of the Credit Agreement is hereby further amended by adding the following definitions thereto, which shall be inserted in proper alphabetical order:

          ``Adjusted Credit Exposure'' means with respect to any Lender as of any date of determination prior to the termination of the Commitments, an amount equal to (i) such Lender's Commitment minus (ii) an amount equal to such Lender's Pro Rata Share as defined in clause (i) of the definition of Pro Rata Share times the aggregate amount of Term Loans outstanding.

           ``First Amendment Effective Date'' means the date upon which all of the conditions set forth in Section
     6.6 of the First Amendment to this Agreement, dated as of November 10, 1995, shall have been satisfied or waived.''

           ``Term Loans'' means loans made by the Term  Loan
     Lender to Borrowers pursuant to subsection 10.22A.

           ``Term Loan Commitment'' means the commitment of the Term Loan Lender to make term loans to Borrowers pursuant to subsection 10.22A in the aggregate maximum amount of $15,000,000.

            ``Term   Loan  Lender''  means  Belmont  Capital
     Partners II, L.P.

           ``Term  Loan  Maturity Date'' means  January  17,
     1996.

            ``Term Note'' means the promissory note of Borrowers issued pursuant to subsection 10.22B on the First Amendment Effective Date to the Term Loan Lender.

       (c)  Subsection  1.1  of the Credit  Agreement  is  hereby
further   amended  by  amending  the  definition  of   ``Eligible
Inventory'' to add the following sentence at the end thereof:

     ``Notwithstanding anything herein to the contrary, ``Eligible Inventory'' shall not include any Inventory held on or after January 15, 1996 in any of the stores included in the plan of store closings delivered to Co-Agents on or before November 20, 1995.

     3.2   Amendment to Subsection 2.1A: Commitments.  Subsection
2.1A is hereby amended by deleting the ``.'' at the end of the last sentence thereof and substituting ``; and'' therefor, and adding the following clause (iii) thereto:

           ``(iii)   in no event shall the Total Utilization
     of Commitments plus the aggregate amount of outstanding
     Term Loans exceed the aggregate Commitments as then in effect.''

     3.3   Amendment to Subsection 6.1:  Financial Statements and
Other Reports. Subsection 6.1(xvii) is hereby amended by adding the following proviso at the end thereof:

     ``, provided, however, for the period commencing on the First Amendment Effective Date through December 31, 1995, Borrowers shall deliver a Borrowing Base Certificate, in form and substance reasonably satisfactory to Co-Agents, on a daily basis, and provided, further, Borrowers shall deliver on January 17, 1996, a Borrowing Base Certificate, dated as of January 16, 1996, in form and substance reasonably satisfactory to Co-Agents;''

     3.4    Amendment   to  Subsection  6.9:    Borrowing   Base.
Subsection 6.9(i) is hereby amended by amending the second sentence thereof to read in its entirety as follows:

     ``Thereafter  Borrowers  shall deliver  Borrowing  Base
     Certificates on a weekly basis on or before the last Business Day of each week, each such Borrowing Base Certificate to be dated as of the last day of the immediately preceding week; provided, however, for the period commencing on the First Amendment Effective Date through December 31, 1995, Borrowers shall deliver Borrowing Base Certificates on a daily basis on or before the close of business on each Business Day, each such Borrowing Base Certificate to be dated as of the immediately preceding Business Day.''

     3.5   Amendment  to  Subsection 7.6:   Financial  Covenants.
Subsection 7.6 is hereby amended by adding the following new subsection 7.6D thereto:

          ``D. Minimum Availability. Borrowers shall not permit the sum of (i) the Borrowing Base minus the Total Utilization of Commitments plus (ii) the amount of Cash in the Collection Account to be less than $10,000,000 at any time during the period from and including January 18, 1996 through January 31, 1996.''

     3.6    Amendment   to   Subsection  7.7:    Restriction   on
Fundamental  Changes  in  Asset Sales.   Subsection  7.7(iii)  is
hereby amended to read in its entirety as follows:

                  ``(iii)    Credit   Parties   and    their
     Subsidiaries may sell or otherwise dispose of assets in connection with the closing of stores; provided that
     (a) Co-Agent shall be given seven days prior written notice of each such closing, (b) not more than 425 stores shall be closed during the term of this Agree ment, and (c) with respect to any store closings in excess of 130, Co-Agents shall have approved a plan of store closings with respect to such store closings;''

     3.7   Amendment to Subsection 7.19:  Restructuring  Charges.
Subsection 7.19 (ii) is hereby amended to read in its entirety as follows:

           ``(ii) all other cash restructuring disbursements (``Other Disbursements'') in connection with the Chapter 11 Cases shall not in the aggregate exceed (a) $4,500,000 (excluding severance costs incurred in connection with store closings not to exceed $5,000,000 in the aggregate, provided that the aggregate amount of such severance costs plus Other Disbursements shall not exceed $8,500,000) for the four-fiscal quarter period ended August 3, 1996 or (b) $6,000,000 (excluding severance costs incurred in connection with store closings not to exceed $5,000,000 in the aggregate, provided that the aggregate amount of such severance costs plus Other Disbursements shall not exceed $10,000,000) during the term of this Agreement.''

     3.8   Amendment to Subsection 8.1: Failure to Make  Payments
When  Due.   Subsection  8.1 of the Credit  Agreement  is  hereby
amended by adding ``or any Term Loan'' following the reference to ``Loan'' contained therein.

     3.9  Addition of New Subsection 10.22.  The Credit Agreement
is  hereby  amended by adding the following new subsection  10.22 thereto:

     ``10.22   Term Loan.

               A. Term Loan. Subject to the terms of this Agreement and satisfaction of the conditions set forth in subsection 4.2B and in reliance upon the repre sentations and warranties of each Borrower, herein set forth, Term Loan Lender agrees to make Term Loans to Borrowers, as joint and several obligors, on or after the First Amendment Effective Date but prior to the Term Loan Maturity Date, as follows: (i) upon request of Borrowers, Term Loan Lender shall make a Term Loan to Borrowers in an amount equal to $7,500,000; and
     (ii) following the making of the initial Term Loan, Borrowers may request one additional borrowing under the Term Loan Commitment in an amount up to $7,500,000 and Term Loan Lender may in its sole discretion (but shall not be obligated to) make such Term Loan. In the event Borrowers desire to request such additional Term Loan, Borrowers shall deliver to Term Loan Lender and each Co-Agent a written notice not later than 11:00 A.M., two Business Days prior to the proposed funding date of such Term Loan, indicating the amount of the Term Loan requested and the proposed funding date. If Term Loan Lender determines in its discretion to make such Term Loan, Term Loan Lender shall notify Borrowers and Co-Agents in writing on or prior to the proposed funding date. Term Loans shall be made to Borrowers by Term Loan Lender by wire transfer of immediately available funds to Borrowers' Account. Borrowers may make only two borrowings under the Term Loan Commitment. Amounts borrowed under this subsection 10.22A and subsequently repaid may not be reborrowed.

           B. Term Note. Borrower shall execute and deliver on the First Amendment Effective Date to Term Loan Lender a Term Note substantially in the form of
     Exhibit XVI annexed hereto to evidence the Term Loans.

           C.    Interest  on Term Loans.   Subject  to  the
     provisions of the next succeeding sentence, the Term Loans shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate per annum equal to the Base Rate plus four percent (4.00%) per annum, payable in arrears on the first Business Day of each month and upon any payment of principal of a
     Term   Loan.   Upon  the  occurrence  and  during   the
     continuation of any Potential Event of Default or Event of Default, the outstanding principal amount of the Term Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable
     hereunder  with  respect  to  the  Term  Loans,   shall
     thereafter bear interest payable upon demand at a rate per annum equal to 14% (the ``Default Rate''); provided that if a Potential Event of Default is cured prior to becoming an Event of Default, Borrower shall not be required to pay any default rate of interest accrued as
     a  result of said Potential Event of Default.   Payment
     or acceptance of the increased rates of interest provided for in the preceding sentence is not a permitted alternative to timely payment and shall not
     constitute  a  waiver  of  any  Event  of  Default   or
     otherwise prejudice or limit any rights or remedies of Co-Agents, Term Loan Lender or any other Lender. Payment of increased rates of interest by Borrowers hereunder shall not be deemed an admission of the existence of an Event of Default. Interest on the Term Loans shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in
     the  period  during  which it  accrues.   In  computing
     interest on the Term Loans, the date of making of a Term Loan shall be included, and the date of payment of a Term Loan shall be excluded.
                                7
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           D.   Additional Interest.  Borrowers hereby agree
     to pay to Term Loan Lender, additional interest equal to two percent (2%) of the aggregate amount of the Term Loans made by the Term Loan Lender payable as follows:

           (i) an amount equal to two percent (2%) of the initial $7,500,000 Term Loan shall be payable upon the date of funding of the initial Term Loan; and

                (ii) an amount equal to two percent (2%) of the amount of any subsequent Term Loan shall be payable on the date such subsequent Term Loan is made, it being understood that no fee shall be payable pursuant to this clause (ii) if no subsequent Term Loan is made.

           E.    Use of Proceeds.  The proceeds of the  Term
     Loan shall be applied by Borrowers for working capital and general corporate purposes.

           F. Application of Proceeds Under Guaranty and Collateral Documents. Except as otherwise expressly provided in subsection 10.22G, payments and proceeds received by Secured Party under the Guaranty and the Collateral Documents shall be applied to the payment of the Term Loan and any other Obligations to the Term Loan Lender hereunder only after all other ``Obligations'', ``Guarantied Obligations'' (as defined in the Guaranty) and ``Secured Obligations'' (as defined in the Collateral Documents) as the case may be have been paid in full in cash (including the cash collateralization of outstanding Letters of Credit), in each case other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen.

           G. Maturity and Repayment of Term Loan. The Term Loans may not be prepaid by Borrowers prior to the Term Loan Maturity Date. The Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be due and payable in full on the Term Loan Maturity Date; provided that Borrowers may only repay the Term Loans on the Term Loan Maturity Date or any date thereafter if and to the extent that (i) no Event of Default under subsection 8.1 shall have occurred and be continuing on such date as a result of Borrowers' failure to pay any installment of principal of or interest on any Loan when due (whether by stated maturity, by acceleration, by notice of prepayment or otherwise) or failure to pay when due any amount payable to Issuing Lender in reimbursement of any drawing under a Letter of Credit and (ii) as of such date, the sum of (a) the Borrowing Base minus Total Utilization of Commitments (excluding Obligations with respect to Letters of Credit to the extent such Obligations are fully cash collateralized in accordance with the terms of this Agreement) plus (b) Borrowers' Cash on hand irrespective of outstanding checks shall exceed $10,000,000, after giving effect to the repayment of the Term Loans. To the extent Borrowers are not permitted to repay all or any portion of the Term Loans on the Term Loan Maturity

     Date as a result of the failure to meet the conditions set forth in the preceding clauses (i) and (ii), such outstanding amount of the Term Loans shall bear interest at the Default Rate set forth in subsec tion 10.22C; provided, however, that notwithstanding anything else contained in this Agreement to the contrary, Borrowers shall immediately repay the outstanding Term Loans on the date on which the conditions set forth in clauses (i) and (ii) above are satisfied. All unpaid Obligations in respect of the Term Loans shall in any event be due and payable no later than the Commitment Termination Date; provided that on and after the Commitment Termination date no Obligations in respect of the Term Loans shall be paid until all other Obligations hereunder (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen) shall have been paid or cash collateralized or the payment thereof has been otherwise adequately provided for to the satisfaction of Co-Agents in their sole discretion.

              H. Assignments and Participations. Notwithstanding anything in subsection 10.1 to the contrary, Term Loan Lender shall not sell, assign or transfer, or sell any participation in, all or any portion of the Term Loan Commitment or the Term Loans, except that Term Loan Lender may sell participations in the Term Loan Commitment and Term Loans to Affiliates of the Term Loan Lender.

           I. Amendments and Waivers. Notwithstanding anything in subsection 10.6 to the contrary, the consent of Term Loan Lender shall not be required for any amendment, modification, termination or waiver of any provision of this Agreement or any of the Loan Documents, except to the extent such amendment, modification, termination or waiver (i) extends the maturity date of any portion of the principal amount of or interest or fees on the Term Loans, (ii) reduces the principal amount of or the rate of interest or fees payable on the Term Loans, (iii) amends the definition of ``Pro Rata Share'' or any provision of, or any defined term used in (and any defined term (``Reference Definitions'') contained in such defined terms or any defined terms used in the Reference Definitions), this subsection 10.22 or subsection 8.1 or (iv) releases all or substantially all of the Collateral and at the time of such release the Commitments have been terminated and all Obligations hereunder (other than Obligations in respect of the Term Loans) have been paid in full or cash collateralized or the payment thereof has been otherwise adequately provided for to the satisfaction of Co-Agents in their sole discretion.''

     3.10 Exhibits and Schedules. The Credit Agreement is hereby amended by adding thereto a new Exhibit XVI in the form of Exhibit A hereto and a new Schedule 2.1 in the form of Exhibit B hereto.
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4.  REPRESENTATIONS AND WARRANTIES

      In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants to each Lender that the following statements are true, correct and complete:

      4.1 Corporate Power and Authority. Subject to compliance with any applicable provisions of the Bankruptcy Code, each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the ``Amended Agreement'').

     4.2    Authorization  of  Agreements.   The  execution   and
delivery  of  this Amendment and the performance of  the  Amended
Agreement have been duly authorized by all necessary corporate action on the part of each Credit Party.

     4.3 No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement do not and will not (i) subject to Court approval, violate any provision of any law or any governmental rule or regulation applicable to any Credit Party or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of any Credit Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Credit Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of any Credit Party or any of its Subsidiaries (performance or enforceability of which has not been excused by the Bankruptcy Code or an applicable order of the Court), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries (other than any Liens in favor of Secured Party for the benefit of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Credit Party or any of its Subsidiaries (performance or enforceability of which has not been excused by the Bankruptcy Code or an applicable order of the Court) except for such approvals or consents which have been obtained on or before the First Amendment Effective Date (as hereinafter defined in Section 6.6) or which are not required to be obtained under the Bankruptcy Code or an applicable order of the Court.

     4.4 Governmental Consents. The execution, delivery and performance by each Credit Party of this Amendment and the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or action to, with or by, any Federal, state or other governmental authority or regulatory body, except for the Court.

     4.5   Binding  Obligation.  This Amendment and  the  Amended
Agreement have been duly executed and delivered by each Credit Party which is a party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against each such Credit Party in accordance with their respective  terms,  except  as  may  be  limited  by  bankruptcy, insolvency,
reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     4.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     4.7 Absence of Default. As of the date hereof, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.



5.  ACKNOWLEDGEMENT AND CONSENT

      Each of the Credit Parties (other than Borrowers) is a party to the Guaranty pursuant to which each such Subsidiary has guarantied certain Obligations under the Credit Agreement. Each of the Credit Parties is a party to certain Collateral Documents pursuant to which the Credit Parties have granted Liens on certain Collateral to the Secured Party for the benefit of Lenders. The Guaranty and the Collateral Documents are collectively referred to herein as the ``Credit Support Docu ments''.

      Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all ``Obligations'', ``Guarantied Obligations'' and ``Secured Obligations'', as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such ``Guarantied Obligations'' or ``Secured Obligations'', as the case may be, in respect of the Obligations now or hereafter existing under or in respect of the Amended Agreement.

      Each Credit Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      Each Credit Party (other than Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Party to any future amendments to the Credit Agreement.

                       6.  MISCELLANEOUS

     6.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (a) On and after the First Amendment Effective Date, each reference in the Credit Agreement to ``this Agreement'', ``hereunder'', ``hereof'', ``herein'' or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the ``Credit Agreement'', ``thereunder'', ``thereof'' or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Co-Agents, the Secured Party or any Lender under, the Credit Agreement or any of the other Loan Documents.

     (d) As of the First Amendment Effective Date, Belmont, as the Term Loan Lender, shall be a party to the Credit Agreement and shall have all the rights and obligations under the Loan Documents of, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents made by, a Lender, subject to the terms and provisions of the Credit Agreement.

     6.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses as described in subsection
10.2 of the Credit Agreement incurred by Co-Agents Belmont and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

     6.3 Amendment Fee. Concurrently with the execution of this Amendment, Borrowers shall pay an amendment fee in the amount of $450,000 to CUSA Co-Agent, for distribution to each

Co-Agent  ratably in accordance with such Co-Agent's  Clause  (i)
Pro Rata Share as set forth on Schedule 2.1 annexed hereto as Exhibit A.

     6.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      6.5 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable (including by reason of the Court or any other court failing to enter appropriate orders to approve this Amendment or vacating or modifying any orders approving this Amendment), the parties hereby agree that the validity, legality and enforceability of the remaining provisions or obligations hereunder shall not be affected or impaired thereby and shall be given full effect in accordance with the intent of the parties as expressed herein.

     6.6 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the ``First Amendment Effective Date'') upon (i) execution of a counterpart hereof by each Credit Party, Co-Agents and each Lender and receipt by Borrowers and Co-Agents of written or telephonic notification of such execution and authorization of delivery thereof, (ii) receipt by CUSA Co-Agent of the amendment fee set forth in Section 6.2 hereof, (iii) receipt by Belmont of a duly executed Term Note in the form of Exhibit A hereto, and
(iv) receipt by Co-Agents and Belmont of appropriate orders of the Court approving this Amendment, in form and substance satisfactory to Co-Agents and Belmont, which orders shall not have been vacated, stayed, or modified without consent of Co-Agents and Belmont.

          [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                         LENDERS:

                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         individually and as a Co-Agent and as Secured Party


                         By:  /s/ Charles Chiodo
                              Charles Chiodo
                              Duly Authorized Signatory


                         CITICORP U.S.A.,
                         individually and as a Co-Agent


                         By:  /s/ Robert Kosian
                              Robert Kosian
                              Attorney-in-Fact


                         CITIBANK, N.A.,
                         as Issuing Lender


                         By:  /s/ Robert Kosian
                              Robert Kosian
                              Attorney-in-Fact


                         BELMONT CAPITAL PARTNERS II, L.P.,
                         as Term Loan Lender

                              By:   Fidelity Capital Partners  II
                              Corp.,
                                        as General Partner

                              By:  /s/ Judy K Mencher
                                        Judy K. Mencher
                                   Vice President

                         BORROWERS:

                         MERRY-GO-ROUND ENTERPRISES, INC.,
                         as Debtor and Debtor-In-Possession


                         By:  /s/ Isaac Kaufman
                              Isaac Kaufman
                              Executive Vice President



                         MGR DISTRIBUTION CORPORATION,
                         as Debtor and Debtor-In-Possession


                         By:  /s/ Isaac Kaufman
                              Isaac Kaufman
                              Vice President



                         WORTHS STORES CORP.,
                         as Debtor and Debtor-In-Possession


                         By:  /s/ Isaac Kaufman
                              Isaac Kaufman
                              President



                         GUARANTORS:

                         MGRR, INC.,
                         as Debtor and Debtor-In-Possession


                         By:  /s/ Isaac Kaufman
                              Isaac Kaufman
                              Vice President

                         ROSEDALE CHESS KING, INC.,
                              as Debtor and Debtor-In-Possession
                         MGRE 1001, INC., as Debtor and Debtor-In-
                         Possession
                         MGRE 1005, INC., as Debtor and Debtor-In-
                         Possession
                         MGRE 1006, INC., as Debtor and Debtor-In-
                         Possession


                         By:  /s/ Isaac Kaufman
                              Isaac Kaufman
                              President of each of the foregoing



                         CENTURY PLAZA-B'HAM CHESS KING, INC.
                         PARK MALL-TUCSON CHESS KING, INC.
                         FIESTA CHESS KING, INC.
                         NORTHWEST ARKANSAS CHESS KING, INC.
                         MCCAIN MALL CHESS KING, INC.
                         PARKWAY PLAZA GARAGE, INC.
                         GALLERIA GLENDALE CHESS KING, INC.
                         LARWIN-ORANGE CHESS KING, INC.
                         CARSON GARAGE, INC.
                         FRESNO FAIR CHESS KING, INC.
                         SOUTHLAND-HAYWARD CHESS KING, INC.
                         NORTHGATE CHESS KING, INC.
                         LOS CERRITOS CHESS KING, INC.
                         BUENA PARK CHESS KING, INC.
                         SOLANO MALL CHESS KING, INC.
                         VINTAGE FAIRE CHESS KING, INC.
                         MARKET ST.-SAN FRAN CHESS KING INC.
                         NORTHRIDGE CHESS KING, INC.
                         WESTMINSTER (COLO.) CHESS KING, INC.
                         BUCKINGHAM CHESS KING, INC.
                         WESTFARMS FREE FALL, INC.
                         BUCKLAND HILLS CHESS KING, INC.
                         CRYSTAL WATERFORD CHESS KING, INC.
                         NAUGATUCK CHESS KING, INC.
                         CHRISTIANA CHESS KING, INC.
                         VOLUSIA CHESS KING, INC.
                         PADDOCK MALL CHESS KING, INC.
                         ORLANDO CHESS KING, INC.
                         TALLAHASSEE-LEON CHESS KING, INC.

                         COUNTRYSIDE CHESS KING, INC.
                         AVENTURA CHESS KING, INC.
                         NAPLES CHESS KING, INC.
                         ORANGE PARK (FLA.) CHESS KING, INC.
                         PALM BEACH MALL CHESS KING, INC.
                         CLEARWATER CHESS KING, INC.
                         UNIVERSITY-TAMPA CHESS KING, INC.
                         MELBOURNE SQUARE CHESS KING, INC.
                         SAWGRASS CHESS KING GARAGE, INC.
                         AUGUSTA GA. CHESS KING, INC.
                         MACON MALL CHESS KING, INC.
                         ATLANTA SOUTHLAKE CHESS KING, INC.
                         SOUTH DEKALB CHESS KING, INC.
                         CENTER AT COBB CHESS KING, INC.
                         LINCOLN-MATTESON CHESS KING, INC.
                         FORD CITY CHESS KING, INC.
                         CHICAGO RIDGE CHESS KING, INC.
                         LOUIS JOLIET CHESS KING, INC.
                         LOMBARD CHESS KING, INC.
                         PERU MALL CHESS KING, INC.
                         QUINCY CHESS KING, INC.
                         MACHESNEY CHESS KING, INC.
                         HARLEM-IRVING CHESS KING, INC.
                         NORTH RIVERSIDE CHESS KING, INC.
                         MARION CHESS KING, INC.
                         GREEN TREE CHESS KING, INC.
                         GLENBROOK (IND.) CHESS KING,INC.
                         GREENWOOD PARK CHESS KING, INC.
                         WASHINGTON SQ. (IND.) CHESS KING, INC.
                         SCOTTSDALE MALL CHESS KING, INC.
                         ELKHART CHESS KING, INC.
                         MARQUETTE CHESS KING, INC.
                         SO. BEND-UNIVERSITY CHESS KING, INC.
                         SIOUXLAND CHESS KING, INC.
                         FAYETTE CHESS KING, INC.
                         KENTUCKY OAKS CHESS KING, INC.
                         OAKWOOD CHESS KING
                         HAMMOND CHESS KING, INC.
                         NORTHGATE LAFAYETTE CHESS KING, INC.
                         SOUTH PARK-SHREVEPORT CHESS KING, INC.
                         PRIEN LAKE CHESS KING, INC.
                         SLIDELL CHESS KING, INC.
                         AUBURN MALL (ME.) CHESS KING, INC.
                         SOUTH PORTLAND CHESS KING, INC.
                         MARYLAND CUMBERLAND CHESS KING, INC.
                         GOLDEN RING CHESS KING, INC.
                         FORESTVILLE CHESS KING, INC.
                         WESTGATE CHESS KING GARAGE, INC.
                         HANOVER MALL CHESS KING, INC.
                         LEOMINSTER CHESS KING, INC.
                         BRAINTREE CHESS KING, INC.
                         CAMBRIDGE GALLERIA CHESS KING, INC.
                         DEDHAM CHESS KING, INC.
                         DARTMOUTH CHESS KING, INC.
                         ASSEMBLY SQUARE CHESS KING, INC.
                         ARSENAL CHESS KING, INC.
                         AUBURN CHESS KING, INC.
                         WESTGATE-BROCKTON CHESS KING, INC.
                         METHUEN CHESS KING, INC.
                         EMERALD SQUARE CHESS KING, INC.
                         NATICK MALL CHESS KING, INC.
                         GREENDALE MALL CHESS KING, INC.
                         EMERALD SQUARE CHESS KING GARAGE, INC.
                         COURT MALL CHESS KING, INC.
                         LANSING CHESS KING, INC.
                         TAYLOR TOWNSHIP CHESS KING, INC.
                         ORCHARDS MALL CHESS KING, INC.
                         UNIVERSAL-MICH. CHESS KING, INC.
                         SINGING CHESS KING, INC.
                         METRO NORTH CENTER CHESS KING, INC.
                         LINCOLN (NE) CHESS KING, INC.
                         BOULEVARD MALL CHESS KING, INC.
                         THE MEADOWS CHESS KING, INC.
                         PHEASANT CHESS KING, INC.
                         FOX RUN CHESS KING, INC.
                         STEEPLEGATE CHESS KING, INC.
                         MALL OF MANCHESTER CHESS KING, INC.
                         LIVINGSTON MALL CHESS KING, INC.
                         PARAMUS PARK CHESS KING, INC.
                         ROUTE 22 N.J. CHESS KING, INC.
                         BERGENLINE CHESS KING, INC.
                         DEPTFORD CHESS KING, INC.
                         EATONTOWN CHESS KING, INC.
                         MENLO PARK CHESS KING, INC.
                         WILLOWBROOK CHESS KING, INC.
                         WOODBRIDGE MALL CHESS KING, INC.
                         NEWPORT CITY FREE FALL, INC.
                         QUAKER BRIDGE CHESS KING, INC.
                         WILLOWBROOK FREE FALL, INC.
                         WOODBRIDGE FREE FALL, INC.
                         MESILLA CHESS KING, INC.
                         AVIATION MALL CHESS KING, INC.,
                              as Debtor and Debtor-in-Possession
                         ITHACA MALL CHESS KING, INC.,
                              as Debtor and Debtor-in-Possession
                         OLEAN CHESS KING, INC.
                         PYRAMID-UTICA CHESS KING, INC.,
                              as Debtor and Debtor-in-Possession
                         FINGERLAKES CHESS KING, INC.
                         KINGS PLAZA CHESS KING, INC.
                         EASTERN HILLS CHESS KING, INC.
                         AMHERST CHESS KING, INC.
                         CLIFTON SARATOGA CHESS KING, INC.
                         FLUSHING CHESS KING, INC.
                         ARNOT CHESS KING, INC.
                         MASSAPEQUA CHESS KING, INC.
                         NEWBURGH CHESS KING, INC.
                         HENRIETTA CHESS KING, INC.
                         LONG RIDGE CHESS KING, INC.
                         RD. SQUARE CHESS KING, INC.
                         GREEN ACRES CHESS KING, INC.
                         KINGS PLAZA FREE FALL, INC.
                         COLONIE CHESS KING, INC.
                         STEINWAY STREET CHESS KING, INC.
                         BAYSHORE CHESS KING, INC.
                         86TH ST. CHESS KING, INC.
                         BROOKLYN CHESS KING, INC.
                         MAIN PLACE CHESS KING, INC.
                         GARDEN CITY CHESS KING, INC.
                         IRONDEQUOIT CHESS KING, INC.
                         JACKSON HTS. CHESS KING, INC.
                         THE SANDS CHESS KING GARAGE, INC.
                         STATEN ISLAND CHESS KING, INC.
                         CROSS COUNTY N.Y. CHESS KING, INC.
                         JEFFERSON YORKTOWN CHESS KING, INC.
                         NORTHGATE-DURHAM CHESS KING, INC.
                         CRABTREE MALL CHESS KING, INC.
                         WILMINGTON CHESS KING, INC.
                         VALLEY HILLS (N.C.) CHESS KING, INC.
                         CHAPEL HILL CHESS KING, INC.
                         WESTLAND-COLUMBUS CHESS KING, INC.
                         DAYTON MALL CHESS KING, INC.
                         NEW TOWNE SQ. CHESS KING, INC.
                         RICHLAND CHESS KING, INC.
                         SOUTHERN PARK CHESS KING, INC.
                         GREAT LAKES CHESS KING, INC.
                         FRANKLIN PARK CHESS KING, INC.
                         NILES CHESS KING, INC.
                         GREAT NORTHERN CHESS KING, INC.
                         LAWTON CHESS KING, INC.
                         SALEM-OREGON CHESS KING, INC.
                         INDIANA CHESS KING, INC.
                         FAIRGROUNDS SQ. CHESS KING, INC.
                         BERKSHIRE MALL CHESS KING, INC.
                         EXTON CHESS KING, INC.
                         CHELTENHAM CHESS KING, INC.
                         HARRISBURG CHESS KING, INC.
                         PARK CITY LANCASTER CHESS KING, INC.
                         FRANKLIN MILLS CHESS KING GARAGE, INC.
                         CAMP HILL CHESS KING, INC.
                         BEAVER MALL CHESS KING, INC.
                         WARWICK CHESS KING, INC.
                         LINCOLN MALL (R.I.) CHESS KING, INC.
                         PROVIDENCE CHESS KING, INC.
                         TENNESSEE CHESS KING, INC.
                         MEMPHIS MALL CHESS KING, INC.
                         AMIGOLAND CHESS KING, INC.
                         PADRE STAPLES CHESS KING, INC.
                         VALLE VISTA CHESS KING, INC.
                         GULFGATE CHESS KING, INC.
                         KILLEEN CHESS KING, INC.
                         BRAZOS MALL CHESS KING, INC.
                         SIKES CENTER CHESS KING, INC.
                         PARKDALE-BEAUMONT CHESS KING INC.

                         DEL SOL CHESS KING, INC.
                         EAGLE PASS CHESS KING, INC.
                         IRVING CHESS KING, INC.
                         PORT ARTHUR CHESS KING, INC.
                         JACINTO CHESS KING, INC.
                         AUSTIN CHESS KING, INC.
                         CORPUS CHRISTI CHESS KING, INC.
                         NORTHLINE CHESS KING, INC.
                         LA PLAZA CHESS KING, INC.
                         SOUTH PARK-SAN ANTONIO CHESS KING, INC.
                         WACO CHESS KING, INC.
                         GREENSGATE-HOUSTON CHESS KING, INC.
                         BROWNSVILLE CHESS KING, INC.
                         LAYTON CHESS KING, INC.
                         OGDEN CHESS KING, INC.
                         OREM CHESS KING, INC.
                         CROSSROADS CHESS KING, INC.
                         CHARLOTTESVILLE MALL CHESS KING, INC.
                         SPOTSYLVANIA CHESS KING, INC.
                         VIRGINIA VALLEY CHESS KING, INC.
                         TANGLEWOOD MALL CHESS KING, INC.
                         LYNCHBURG CHESS KING, INC.
                         MILITARY CIRCLE CHESS KING, INC.
                         WILLOW LAWN CHESS KING, INC.
                         ROANOKE CHESS KING, INC.
                         SPRINGFIELD MALL (VA.) CHESS KING, INC.
                         LYNNHAVEN CHESS KING, INC. (VIRGINIA)
                         POTOMAC  MILLS  CHESS  KING,  INC.  (VIR
                         GINIA)
                         CLOVERLEAF MALL CHESS KING, INC.
                         VERMONT BURLINGTON CHESS KING, INC.
                         BECKLEY CHESS KING, INC.
                         EAST TOWNE CHESS KING, INC.
                         PORT PLAZA (WISC.) CHESS KING, INC.
                         WEST TOWNE CHESS KING, INC.



                         By:  /s/ Isaac Kaufman
                              Isaac Kaufman
                              President  of each of the foregoing
                              Grantors